UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2022

ADVANCED DRAINAGE SYSTEMS, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware		001-36557	51-0105665
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

4640 Trueman Boulevard,			43026
Hilliard,	Ohio
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: (614) 658-0050
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WMS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events
On February 2, 2022, the Board of Directors (the "Board") of Advanced Drainage Systems, Inc. (the "Company") authorized a cash contribution to the Advanced Drainage Systems, Inc. Employee Stock Ownership Plan (the "ESOP"). The ESOP operates as a tax-qualified leveraged ESOP and was designed to enable eligible employees to acquire stock ownership interests in their ESOP accounts. The ESOP was originally funded with a 30-year term loan from the Company (the "ESOP Loan"), together with a transfer of funds from the Company’s existing profit sharing retirement plan, which were then used by the ESOP to purchase shares of the Company’s 2.5% cumulative convertible preferred stock (the "Preferred Stock"). The ESOP Loan is secured by a pledge of shares of Preferred Stock that have not yet been released from the pledge and allocated to ESOP accounts. Within 30 days following the repayment of the ESOP Loan, the ESOP committee can direct the shares of Preferred Stock owned by the ESOP to be converted into shares of the Company’s common stock ("Common Stock"). The amount of the cash contribution authorized by the Board is an amount that is sufficient to pay off the ESOP Loan, which has a current outstanding balance of approximately $0.3 million. The terms of the ESOP are further described in the Company’s periodic reports as filed with the Securities and Exchange Commission ("SEC").
On February 3, 2022, the ESOP committee notified the Company that it will instruct the ESOP trustee to repay the remaining balance of the ESOP Loan in full with the proceeds from the cash contribution, effective as of March 31, 2022, and that following the repayment of the ESOP Loan, the ESOP trustee will cause the remaining 0.3 million shares of Preferred Stock to be released from the pledge, and all currently outstanding shares of Preferred Stock held by the ESOP will thereafter be converted into shares of the Company’s Common Stock at the conversion rate, with such conversion to be effective within thirty days following the ESOP Loan repayment (the "Preferred Stock Conversion"). The repayment of the ESOP Loan, release of shares of Preferred Stock from the pledge securing the ESOP Loan, allocation of shares of Preferred Stock to ESOP participants’ accounts and the Preferred Stock Conversion are collectively referred to as the "ESOP Transition Events". The Board has further authorized the merger of the ESOP into the Company’s existing 401(k) retirement plan, to become effective as of April 1, 2022, immediately following the completion of the ESOP Transition Events.
Item 9.01    Financial Statements and Exhibits.

The Company is filing with this Current Report on Form 8-K certain unaudited pro forma financial information of the Company to give effect to the ESOP Transition Events, as further described below. The information included in Exhibit 99.1, which is attached hereto and incorporated by reference, is being provided on a voluntary basis to illustrate the pro forma effect of the ESOP Transition Events on the Company’s historical financial statements, and is being provided in conformity with Article 11 of Regulation S-X.

(b) Pro forma financial information.

Unaudited pro forma financial information of the Company for the fiscal year ended March 31, 2021 and for the nine months ended December 31, 2021, giving effect to the ESOP Transition Events, are attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

(d)Exhibits
The following exhibits are being furnished as part of this report:

99.1	Unaudited pro forma combined financial information of the Company for the fiscal year ended March 31, 2021 and for the nine months ended December 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Disclosures About Forward-Looking Statements
Certain statements in this Current Report on Form 8-K may be deemed to be forward-looking looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
Such statements include, but are not limited to, statements regarding the anticipated ESOP Transition Events and the expected impact on the Company’s financial statements and other financial data, the anticipated timing for the completion of the ESOP Transition Events and other matters related to the ESOP. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as "may," "will," "could," "would," "should," "anticipate," "predict," "potential," "continue," "expects," "intends," "plans," "projects," "believes," "estimates" and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements include, but are not limited to, uncertainties described in the Company’s filings with the SEC. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Current Report on Form 8-K. In light of the significant risks and uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED DRAINAGE SYSTEMS, INC.

Date: February 3, 2022	By:	/s/ Scott A. Cottrill
	Name:	Scott A. Cottrill
	Title:	EVP, CFO & Secretary